UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2021

Humanigen, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35798	77-0557236
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

533 Airport Boulevard, Suite 400

Burlingame, CA 94010

(Address of principal executive offices, including zip code)

(650) 243-3100

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HGEN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 22, 2021, Humanigen, Inc. (the “Company”) announced an expansion to the Cooperative Research and Development Agreement (as amended and restated, the “CRADA”) that the Company had previously entered into with the Department of Defense Joint Program Executive Office for Chemical, Biological, Radiological and Nuclear Defense (JPEO-CBRND), to gain access to manufacturing capacity reserved by the Biomedical Advanced Research and Development Authority (BARDA), part of the Office of the Assistant Secretary for Preparedness and Response (ASPR) at the U.S. Department of Health and Human Services. The CRADA supports development of the Company’s lead product candidate, lenzilumabTM, in advance of a potential Emergency Use Authorization (“EUA”) for COVID-19.

The CRADA, now co-signed by BARDA, provides the Company with access to manufacturing capacity reserved by BARDA for fill-finish product to accelerate the drug product manufacturing of lenzilumab. The initial agreement, originally signed in November 2020 and amended and restated on January 21, 2021, complements the Company’s development efforts for lenzilumab by providing access to a full-scale, integrated team of manufacturing and regulatory subject matter experts and statistical support in anticipation of applying for EUA and subsequently a Biologics License Application (“BLA”) for lenzilumab as a potential treatment for COVID-19. Lenzilumab is currently in a Phase 3 clinical trial evaluating patients hospitalized with COVID-19.

The foregoing summary of the CRADA does not purport to be complete and is qualified in its entirety by reference to the full text of the CRADA, which will be filed with the Securities and Exchange Commission (the “SEC”) as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 (the “Form 10-K”) or via an amendment to this Current Report on Form 8-K. Pursuant to Item 601(b)(10) of Regulation S-K, certain terms of the CRADA have been omitted from this Current Report on Form 8-K, and will be omitted from the version of the CRADA to be filed with the SEC, because such terms are both (i) not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

A copy of the Company’s press release relating to the CRADA is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events.

As previously disclosed, the Company has been continuing to advance its efforts to submit an application for EUA for lenzilumab, with potential product launch subject to EUA being granted as early as the second quarter of 2021, in the event data from the Phase 3 clinical trial are favorable. The Company currently anticipates that top-line data from the trial will be available in the first quarter of 2021. To support the potential launch of lenzilumab under an EUA, the Company has entered into agreements with several organizations for clinical trial services, contract manufacturing services and commercialization services. The agreements currently in effect commit the Company to spend approximately $58 million during the first quarter of 2021 in support of these efforts. We expect to be able to fund these cash commitments from our cash and cash equivalents on hand, which approximated $68 million as of December 31, 2020, although we may pursue other funding opportunities on an opportunistic basis to support our liquidity.

The Company is working with its existing contract manufacturing organizations and with additional contract manufacturing organizations to bolster its ability to supply lenzilumab in the event of receipt of EUA. Most of these manufacturing agreements, like the ones currently in place, are expected to require payment of upfront fees upon execution and further payments against performance of the manufacturing services to be provided, often over a lengthy performance period. Given the competitive environment, it is not possible for the Company to estimate the aggregate amount of these potential future payments or the timing in which they may be made. If the COVID-19 clinical study is successful and an EUA is granted in the second quarter of 2021, the Company expects to be able to satisfy the bulk of the cash requirements associated with its manufacturing commitments from revenues from the commercial sale of lenzilumab, supplemented as necessary with proceeds from the sale of our equity securities; the incurrence of debt; upfront and milestone payments from licensees; and government funding or financial support, if offered.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements reflect management's current knowledge, assumptions, judgment and expectations regarding future performance or events. Although management believes that the expectations reflected in such statements are reasonable, they give no assurance that such expectations will prove to be correct and you should be aware that actual events or results may differ materially from those contained in the forward-looking statements. Words such as "will," "expect," "intend," "plan," "potential," "possible," "goals," "accelerate," "continue," and similar expressions identify forward-looking statements, including, without limitation, statements regarding Humanigen’s expectations regarding the timeline to generate top-line data for the Phase 3 clinical trial; the timeline to file for and potential to obtain EUA and a BLA for lenzilumab as a COVID-19 therapy; and statements regarding Humanigen’s forecasts of its manufacturing commitments. These forward-looking statements are subject to a number of risks and uncertainties including, but not limited to, the risks inherent in Humanigen’s lack of profitability and need for additional capital to grow Humanigen’s business; Humanigen’s dependence on partners to further the development of Humanigen’s product candidates; the uncertainties inherent in the development, attainment of the requisite regulatory approvals or authorization for emergency or broader patient use for lenzilumab and launch of lenzilumab; challenges associated with the manufacturing of lenzilumab, and potential changes to the schedule for such manufacturing efforts; the outcome of pending or future litigation; and the various risks and uncertainties described in the "Risk Factors" sections and elsewhere in the Humanigen's periodic and other filings with the SEC.

All forward-looking statements are expressly qualified in their entirety by this cautionary notice. You should not place undue reliance on any forward-looking statements, which speak only as of the date of this filing. Humanigen undertakes no obligation to revise or update any forward-looking statements made in this filing to reflect events or circumstances after the date hereof or to reflect new information or the occurrence of unanticipated events, except as required by law.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit Description

99.1	Press release, dated January 22, 2021, relating to the CRADA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Humanigen, Inc.

By:	/s/ Cameron Durrant
Name: Cameron Durrant Title: Chairman of the Board and Chief Executive Officer

Dated: January 22, 2021